Capital City Bank Group, Inc.

Reports First Quarter 2025 Results
TALLAHASSEE, Fla.

(April 21, 2025) – Capital City Bank Group, Inc. (NASDAQ: CCBG) today reported net income attributable
to common shareowners of $16.9 million, or $0.99 per diluted share, for the first quarter of 2025

compared to $13.1 million, or $0.77
per diluted share, for the fourth quarter of 2024, and $12.6 million, or $0.

74 per diluted share, for the first quarter of 2024.
QUARTER HIGHLIGHTS (1
st

Quarter 2025

versus 4
th

Quarter 2024)
Income Statement
●
Tax-equivalent

net interest income totaled $41.6 million compared

to $41.2 million for the prior quarter

-
Net interest margin increased

five basis points to 4.22% (earning asset yield up one basis point and total deposit cost down
four basis points to 82 basis points)

●
Improved credit

quality metrics - net loan charge-offs were

nine basis points (annualized) of average loans – allowance coverage ratio increased to 1.12% at March

31, 2025
●
Noninterest income increased

$1.1 million, or 6.1%, and reflected a $0.7

million increase in mortgage banking revenues

and a
$0.5 million increase in wealth management

fees
●
Noninterest expense decreased

$3.1 million, or 7.4%, primarily due to a $3.1 million decrease in other expense which included a
higher level of gains from the sale of banking

facilities, namely the sale of our operations center building in the first quarter

Balance Sheet
●
Loan balances decreased $11.5

million, or 0.4% (average), and increased $9.2

million, or 0.4% (end of period)
●
Deposit balances increased by $65.1 million,

or 1.8% (average), and increased $111.9

million, or 3.0% (end of period), largely
due to the seasonal increase in our public fund balances

●
Tangible

book value per diluted share (non-GAAP financial measure)

increased $0.94, or 4.0%

"I am pleased with our first quarter performance, which reflects strong core fundamentals and strategic execution driven by a 2.6%
increase in revenues, solid growth in deposit balances, and improvement in credit quality metrics,” said William G. Smith,

Jr.,
Capital City Bank Group Chairman, President, and CEO. “First quarter earnings also included a $0.17 per diluted share gain from
the sale of our operations center building.

Our strong balance sheet and revenue diversification provides us with the flexibility to navigate ongoing uncertainty in market and economic conditions."

Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the first quarter of 2025 totaled $41.6 million, compared to $41.2 million for the fourth
quarter of 2024, and $38.4 million for the first quarter of 2024.

Compared to both prior periods, the increase was driven by higher investment securities interest due to new investment purchases at higher yields,

in addition to lower deposit interest expense,
partially offset by lower loan interest due to lower average loan balances and interest rates.

Two less calendar days also

contributed
to the decline in loan interest compared to the fourth quarter of 2024.

Higher overnight funds interest also contributed to the increase over the first quarter of 2024 reflective of a higher level of average earning assets.
Our net interest margin for the first quarter of 2025 was 4.22%, an increase of five basis points over the fourth quarter of 2024

and
an increase of 21 basis points over the first quarter of 2024.

For the month of March 2025, our net interest margin was 4.22%.

The
increase in net interest margin over the fourth quarter of

2024 reflected a higher yield in the investment portfolio driven by new purchases during the quarter and a lower cost of deposits, partially offset by a lower overnight funds rate. The increase over the first quarter of 2024 reflected favorable investment repricing,

a lower cost of deposits, and a higher overnight funds rate, partially offset by lower average loan balances for both prior periods.

For the first quarter of 2025, our cost of funds was 84 basis points, a decrease of four basis points from the fourth quarter of 2024

and the first quarter of 2024.

Our cost of deposits (including noninterest bearing
accounts) was 82 basis points, 86 basis points, and 85 basis points, respectively,

for the same periods.

Provision for Credit Losses

We recorded

a provision expense for credit losses of $0.8 million for the first quarter of 2025 compared to $0.7 million for the
fourth quarter of 2024 and $0.9 million for the first quarter of 2024.

For the first quarter of 2025, we recorded a provision expense of $1.1 million for loans held for investment (“HFI”) and a provision benefit of $0.3 million for unfunded loan commitments, which was comparable to the fourth quarter of 2024.

We discuss the various

factors that impacted our provision expense in detail below
under the heading Allowance for Credit Losses.

Noninterest Income and Noninterest

Expense
Noninterest income for the first quarter of 2025

totaled $19.9 million compared to $18.8 million for the fourth quarter of

2024 and
$18.1 million for the first quarter of 2024.

The $1.1 million, or 6.1%, increase over the fourth quarter of 2024 was primarily due to
a $0.7 million increase in mortgage banking revenues and a $0.5 million increase in wealth management fees, partially offset by a
$0.1 million decrease in deposits fees.

The increase in mortgage revenues was driven by an increase in rate locks and a higher gain
on sale margin.

The increase in wealth management fees was attributable to a $0.5 million increase in insurance commission
revenue.

Compared to the first quarter of 2024, the $1.8 million, or 10.0%, increase was driven by a $1.1 million increase in wealth
management fees and a $0.9 million increase in mortgage banking revenues

,

partially offset by a $0.2 million decrease in deposit
fees.

The increase in wealth management fees reflected higher retail brokerage fees of $0.6 million, insurance commission revenue
of $0.3 million, and trust fees of $0.2 million.

The increase in mortgage revenues was driven by an increase in loan fundings and

a
higher gain on sale margin.

Noninterest expense for the first quarter of 2025

totaled $38.7 million compared to $41.8 million for the fourth quarter of

2024 and
$40.2 million for the first quarter of 2024.

The $3.1 million, or 7.4%, decrease from the fourth quarter of 2024, reflected a $3.1
million decrease in other expense, a $0.1 million decrease in occupancy expense,

and a $0.1 million increase in compensation
expense.

The decrease in other expense was driven by a $3.5 million decrease in other real estate expense which reflected higher
gains from the sale of banking facilities, primarily the sale of our operations center building in the first quarter of 2025, partially
offset by a $0.5 million increase in charitable contribution expense.

The slight decrease in occupancy expense was due to lower
maintenance/repairs for buildings and furniture/fixtures.

The slight net decrease in compensation expense reflected a $0.2 million increase in salary expense offset by a $0.1 million decrease in associate benefit expense.
Income Taxes
We realized income

tax expense of $5.1 million (effective rate of 23.3%) for the first quarter of 2025 compared to $4.2

million
(effective rate of 24.3%) for the fourth quarter of 2024

and $3.5 million (effective rate of 23.0%) for the first quarter of

2024.

Compared to the fourth quarter of 2024, the decrease in our effective tax rate was primarily due to a discrete item in the first quarter of 2025 related to an excess tax benefit for stock compensation.

Absent discrete items, we expect our annual effective tax rate to approximate 24% for 2025.
Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $3.994 billion for the first quarter of 2025, an increase of $72.0 million, or

1.8%, over the fourth
quarter of 2024, and an increase of $144.3 million, or 3.7%, over the first quarter of 2024.

The increase over both prior periods was
driven by higher deposit balances (see below – Deposits
).

Compared to the fourth quarter of 2024, the change in the earning asset mix reflected a $67.1 million increase in investment securities and a $22.7 million increase in overnight funds sold partially offset
by a $11.5 million decrease in loans HFI and a $6.3 million

decrease in loans held for sale (“HFS”).

Compared to the first quarter
of 2024, the change in the earning asset mix reflected a $180.5 million increase in overnight funds and a $29.1 million increase in
investment securities that was partially offset by a $62.7 million decrease in loans HFI and a $2.6 million decrease in HFS.

Average loans

HFI decreased $11.5 million, or 0.4%, from the fourth

quarter of 2024 and decreased $62.7 million, or 2.3%, from
the first quarter of 2024.

Compared to the fourth quarter of 2024, the decrease was primarily attributable to declines in construction
loans of $8.6 million, commercial loans of $5.7 million, and consumer loans of $2.1 million, partially offset by a $6.6 million
increase in home equity loans.

Compared to the first quarter of 2024, the decline was driven by decreases in consumer loans
(primarily indirect auto) of $58.8 million, commercial loans of $32.9 million,

and commercial real estate mortgage loans of $23.1
million, partially offset by increases in residential real

estate loans of $28.9 million, construction loans of $11.5

million, and home
equity loans of $10.4 million.
Loans HFI at March 31, 2025 increased $9.2 million, or 0.3%, over December

31, 2024 and decreased $70.4 million, or 2.6%, from
March 31, 2024.

Compared to December 31, 2024, the increase was primarily attributable to increases in commercial real estate
mortgage loans of $27.8 million and residential real estate loans of $12.1 million,

consumer loans (primarily indirect auto) of $6.7
million, and home equity loans of $5.9 million, partially offset by decreases in construction loans of $27.7 million, commercial loans of $4.8 million, and other loans of $10.8 million.

Compared to the first quarter of 2024, the decline was driven by decreases in consumer loans (primarily indirect auto) of $48.0 million, commercial loans of $33.9 million, commercial real estate mortgage
loans of $16.7 million, and construction loans of $10.4 million,

partially offset by increases in residential real estate loans of $27.8 million and home equity loans of $11.4 million.

Allowance for Credit Losses
At March 31, 2025, the allowance for credit losses for loans HFI totaled

$29.7 million compared to $29.3 million at December 31,
2024

and $29.3 million at March 31, 2024.

Activity within the allowance is provided on Page 9.

The increase in the allowance
over December 31, 2024 reflected higher loan balances and higher loan loss rates, partially offset by a lower level of net loan charge-offs.

The increase in the allowance over March 31, 2024 was primarily due to higher loss rates. Net loan charge-offs were
nine basis points of average loans for the first quarter of 2025 versus 25 basis points for the fourth quarter of 2024 and 22 basis points for the first quarter of 2024.

At March 31, 2025, the allowance represented 1.12% of loans HFI compared to 1.10% at
December 31, 2024, and 1.07% at March 31, 2024.
Credit Quality
Nonperforming assets (nonaccrual loans and other real estate) totaled

$4.4 million at March 31, 2025 compared to $6.7 million at
December 31, 2024 and $6.8 million at March 31, 2024.

At March 31, 2025, nonperforming assets as a percent of total assets was
0.10%, compared to 0.15% at December 31, 2024 and 0.16% at March 31,

2024.

Nonaccrual loans totaled $4.3 million at March
31, 2025, a $2.0 million decrease from December 31, 2024 and a $2.5 million decrease from March 31, 2024.

Further, classified
loans totaled $19.2 million at March 31, 2025, a $0.7 million decrease from

December 31, 2024

and a $3.1 million decrease from
March 31, 2024.
Deposits
Average total

deposits were $3.665 billion for the first quarter of 2025, an increase of $65.1 million,

or 1.8%, over the fourth quarter
of 2024 and an increase of $89.0 million, or 2.5%, over the first quarter of 2024.

Compared to the fourth quarter of 2024, the
increase was primarily attributable to higher NOW account balances largely due to the seasonal increase in our public fund
balances.

The increase over the first quarter of 2024

reflected growth in NOW,

money market and certificate of deposit account
balances which was mainly due to a combination of balances migrating from savings and noninterest bearing accounts,

in addition
to receiving new deposits from existing and new clients via various deposit strategies.

At March 31, 2025, total deposits were $3.784 billion, an increase of $111.9 million, or 3.0%, over December 31, 2024, and an
increase of $129.1 million, or 3.5%, over March 31, 2024.

The increase over December 31, 2024 was due to higher balances in all deposit categories. The increase over March 31, 2024

was primarily due to higher NOW account balances, largely due to the
seasonal increase in public funds and increases in money market and certificates of deposit, partially offset by lower savings account balances.

Total public funds balances were

$648.0

million at March 31, 2025, $660.9 million at December 31, 2024, and $615.0 million at March 31, 2024.
Liquidity
The Bank maintained an average net overnight funds (i.e., deposits with banks plus FED funds sold less FED funds purchased) sold
position of $320.9 million in the first quarter of 2025

compared to $298.3 million in the fourth quarter of 2024 and $140.5 million in the first quarter of 2024.

Compared to both prior periods,

the increase reflected higher average deposits (primarily seasonal public funds) and lower average loans.

At March 31, 2025, we had the ability to generate approximately $1.

540 billion (excludes overnight funds position of $446 million)
in additional liquidity through various sources including various federal funds purchased lines, Federal Home Loan Bank
borrowings, the Federal Reserve Discount Window,

and brokered deposits.

We also view our

investment portfolio as a liquidity source as we have the option to pledge securities in our portfolio as collateral
for borrowings or deposits, and/or to sell selected securities in our portfolio

.

Our portfolio consists of debt issued by the U.S.
Treasury,

U.S. governmental agencies, municipal governments, and corporate entities.

At March 31, 2025, the weighted-average
maturity and duration of our portfolio were 2.64 years and 2.10 years

,

respectively, and the available

-for-sale portfolio had a net
unrealized after-tax loss of $15.4 million.

Capital
Shareowners’ equity was $512.6 million at March 31, 2025 compared to $495.3 million at December 31, 2024 and $448.3 million at
March 31, 2024.

For the first three months of 2025, shareowners’ equity was positively impacted by net income attributable to
shareowners of $16.9 million, a net $3.6 million decrease in the accumulated other comprehensive loss, the issuance of stock of $2.4
million, and stock compensation accretion of $0.4 million.

The net favorable change in accumulated other comprehensive loss reflected a $4.1 million decrease in the investment securities loss that was partially offset by a $0.5 million decrease in the fair value
of the interest rate swap related to subordinated debt. Shareowners’ equity was reduced by a common stock dividend of $4.1 million
($0.24 per share) and net adjustments totaling $1.9 million related to transactions under our stock compensation plans.

At March 31, 2025, our total risk-based capital ratio was 19.20% compared to 18.64% at December 31, 2024 and 16.84% at March
31, 2024.

Our common equity tier 1 capital ratio was 16.08%, 15.54%, and 13.82%, respectively,

on these dates.

Our leverage ratio
was 11.17%, 11.05

%, and 10.45%, respectively,

on these dates.

At March 31, 2025, all our regulatory capital ratios exceeded the thresholds to be designated as “well-capitalized” under the Basel III capital standards.

Further, our tangible common equity ratio
(non-GAAP financial measure) was 9.61% at March 31, 2025 compared to 9.51% and

8.53% at December 31, 2024 and March 31,
2024, respectively.

If our unrealized held-to-maturity securities losses of $12.1 million (after-tax) were recognized in accumulated
other comprehensive loss, our adjusted tangible capital ratio would be

9.33%.
About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.5

billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards,

securities brokerage services and
financial advisory services, including the sale of life insurance, risk management and asset protection services.

Our bank
subsidiary, Capital City Bank,

was founded in 1895 and now has 62 banking offices and 105 ATM

s/ITMs in Florida, Georgia and
Alabama.

For more information about Capital City Bank Group, Inc., visit www.ccbg.com

.
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The words “may,” “could,” “should,”

“would,” “believe,”
“anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “vision,”

“goal,” and similar expressions are intended to identify
forward-looking statements. The following factors, among others, could cause our actual results to differ: the effects of and changes
in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation,
interest rate, market and monetary fluctuations; local, regional, national, and international economic conditions and the impact they
may have on us and our clients and our assessment of that impact; the costs and effects of legal and regulatory developments, the
outcomes of legal proceedings or regulatory or other governmental inquiries,

the results of regulatory examinations or reviews and
the ability to obtain required regulatory approvals; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) and their application with which we and our subsidiaries must comply; the
effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as other accounting standard setters; the accuracy of our financial statement estimates and assumptions;

changes in the financial performance and/or
condition of our borrowers; changes in the mix of loan geographies, sectors and types or the level of non-performing assets and
charge-offs; changes in estimates of future credit

loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in our liquidity position;

the timely development and acceptance of new products
and services and perceived overall value of these products and services by users;

changes in consumer spending, borrowing, and
saving habits; greater than expected costs or difficulties related to the integration of new products and lines of business;
technological changes; the cost and effects of cyber incidents or other failures, interruptions, or security breaches of our

systems or
those of our customers or third-party providers; acquisitions and integration of acquired businesses; impairment of our goodwill or
other intangible assets; changes in the reliability of our vendors, internal control systems, or information systems; our ability to
increase market share and control expenses; our ability to attract and retain qualified employees; changes in our organization,
compensation, and benefit plans; the soundness of other financial institutions;

volatility and disruption in national and international
financial and commodity markets; changes in the competitive environment in our markets and among banking organizations and
other financial service providers; government intervention in the U.S. financial system; the effects of natural disasters (including
hurricanes), widespread health emergencies (including pandemics),

military conflict, terrorism, civil unrest, climate change or other geopolitical events; our ability to declare and pay dividends; structural changes in the markets for origination, sale and servicing of
residential mortgages; any inability to implement and maintain effective internal control over financial reporting and/or disclosure
control; negative publicity and the impact on our reputation; and the limited trading activity and concentration of ownership of our
common stock. Additional factors can be found in our Annual Report on

Form 10-K for the fiscal year ended December 31, 2024
and our other filings with the SEC, which are available at the SEC’s internet site (http://www.sec.gov).

Forward-looking statements
in this Press Release speak only as of the date of the Press Release, and we assume no obligation to update forward-looking
statements or the reasons why actual results could differ,

except as may be required by law.

USE OF NON-GAAP FINANCIAL MEASURES
Unaudited
We
present a tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these measures are useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Mar 31, 2025 Dec 31, 2024 Sep 30, 2024 Jun 30, 2024 Mar 31, 2024
Shareowners' Equity (GAAP) $ 512,575 $ 495,317 $ 476,499 $ 460,999 $ 448,314
Less: Goodwill and Other Intangibles (GAAP) 92,733 92,773 92,813 92,853 92,893
Tangible Shareowners' Equity (non-GAAP) A 419,842 402,544 383,686 368,146 355,421
Total Assets (GAAP) 4,461,233 4,324,932 4,225,316 4,225,695 4,259,922
Less: Goodwill and Other Intangibles (GAAP) 92,733 92,773 92,813 92,853 92,893
Tangible Assets (non-GAAP) B $ 4,368,500 $ 4,232,159 $ 4,132,503 $ 4,132,842 $ 4,167,029
Tangible Common Equity Ratio (non-GAAP) A/B 9.61% 9.51% 9.28% 8.91% 8.53%
Actual Diluted Shares Outstanding (GAAP) C 17,072,330 17,018,122 16,980,686 16,970,228 16,947,204
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 24.59 $ 23.65 $ 22.60 $ 21.69 $ 20.97

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended
(Dollars in thousands, except per share data) Mar 31, 2025 Dec 31, 2024 Mar 31, 2024
EARNINGS
Net Income Attributable to Common Shareowners $ 16,858 $ 13,090 $ 12,557 $
Diluted Net Income Per Share $ 0.99 $ 0.77 $ 0.74 $
PERFORMANCE
Return on Average Assets (annualized) 1.58% 1.22% 1.21%
Return on Average Equity (annualized) 13.32 10.60 11.07
Net Interest Margin 4.22 4.17 4.01
Noninterest Income as % of Operating Revenue 32.39 31.34 32.06
Efficiency Ratio 62.93% 69.74% 71.06%
CAPITAL ADEQUACY
Tier 1 Capital

18.01% 17.46% 15.67%
Total Capital

19.20 18.64 16.84
Leverage

11.17 11.05 10.45
Common Equity Tier 1 16.08 15.54 13.82
Tangible Common Equity
(1)
9.61 9.51 8.53
Equity to Assets 11.49% 11.45% 10.52%
ASSET QUALITY
Allowance as % of Non-Performing Loans 692.10% 464.14% 431.46%
Allowance as a % of Loans HFI 1.12 1.10 1.07
Net Charge-Offs as % of Average Loans HFI 0.09 0.25 0.22
Nonperforming Assets as % of Loans HFI and OREO 0.17 0.25 0.25
Nonperforming Assets as % of Total Assets 0.10% 0.15% 0.16%
STOCK PERFORMANCE
High

$ 38.27 $ 40.86 $ 31.34 $
Low 33.00 33.00 26.59
Close $ 35.96 $ 36.65 $ 27.70 $
Average Daily Trading Volume 24,486 27,484 31,023
(1)

Tangible common equity ratio is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP,

refer to Page 5.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2025 2024
(Dollars in thousands) First Quarter Fourth Quarter Third Quarter Second Quarter First Quarter
ASSETS
Cash and Due From Banks $ 78,521 $ 70,543 $ 83,431 $ 75,304 $ 73,642
Funds Sold and Interest Bearing Deposits 446,042 321,311 261,779 272,675 231,047
Total Cash and Cash Equivalents 524,563 391,854 345,210 347,979 304,689
Investment Securities Available for Sale 461,224 403,345 336,187 310,941 327,338
Investment Securities Held to Maturity 517,176 567,155 561,480 582,984 603,386
Other Equity Securities 2,315 2,399 6,976 2,537 3,445

Total Investment Securities
980,715 972,899 904,643 896,462 934,169
Loans Held for Sale ("HFS"):
21,441 28,672 31,251 24,022 24,705
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 184,393 189,208 194,625 204,990 218,298
Real Estate - Construction 192,282 219,994 218,899 200,754 202,692
Real Estate - Commercial 806,942 779,095 819,955 823,122 823,690
Real Estate - Residential 1,040,594 1,028,498 1,023,485 1,012,541 1,012,791
Real Estate - Home Equity 225,987 220,064 210,988 211,126 214,617
Consumer 206,191 199,479 213,305 234,212 254,168
Other Loans 3,227 14,006 461 2,286 3,789
Overdrafts 1,154 1,206 1,378 1,192 1,127
Total Loans Held for Investment 2,660,770 2,651,550 2,683,096 2,690,223 2,731,172
Allowance for Credit Losses (29,734) (29,251) (29,836) (29,219) (29,329)
Loans Held for Investment, Net 2,631,036 2,622,299 2,653,260 2,661,004 2,701,843
Premises and Equipment, Net 80,043 81,952 81,876 81,414 81,452
Goodwill and Other Intangibles 92,733 92,773 92,813 92,853 92,893
Other Real Estate Owned 132 367 650 650 1
Other Assets 130,570 134,116 115,613 121,311 120,170
Total Other Assets 303,478 309,208 290,952 296,228 294,516
Total Assets $ 4,461,233 $ 4,324,932 $ 4,225,316 $ 4,225,695 $ 4,259,922
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,363,739 $ 1,306,254 $ 1,330,715 $ 1,343,606 $ 1,361,939
NOW Accounts 1,292,654 1,285,281 1,174,585 1,177,180 1,212,452
Money Market Accounts 445,999 404,396 401,272 413,594 398,308
Savings Accounts 511,265 506,766 507,604 514,560 530,782
Certificates of Deposit 170,233 169,280 164,901 159,624 151,320
Total Deposits 3,783,890 3,671,977 3,579,077 3,608,564 3,654,801
Repurchase Agreements 22,799 26,240 29,339 22,463 23,477
Other Short-Term Borrowings 14,401 2,064 7,929 3,307 8,409
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 794 794 794 1,009 265
Other Liabilities 73,887 75,653 71,974 69,987 65,181
Total Liabilities 3,948,658 3,829,615 3,742,000 3,758,217 3,805,020
Temporary Equity - - 6,817 6,479 6,588
SHAREOWNERS' EQUITY
Common Stock 171 170 169 169 169
Additional Paid-In Capital 38,576 37,684 36,070 35,547 34,861
Retained Earnings 476,715 463,949 454,342 445,959 435,364
Accumulated Other Comprehensive Loss, Net of Tax (2,887) (6,486) (14,082) (20,676) (22,080)
Total Shareowners' Equity 512,575 495,317 476,499 460,999 448,314
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,461,233 $ 4,324,932 $ 4,225,316 $ 4,225,695 $ 4,259,922
OTHER BALANCE SHEET DATA
Earning Assets $ 4,108,969 $ 3,974,431 $ 3,880,769 $ 3,883,382 $ 3,921,093
Interest Bearing Liabilities 2,511,032 2,447,708 2,339,311 2,344,624 2,377,900
Book Value Per Diluted Share $ 30.02 $ 29.11 $ 28.06 $ 27.17 $ 26.45
Tangible Book Value

Per Diluted Share
(1)
24.59 23.65 22.60 21.69 20.97
Actual Basic Shares Outstanding 17,055 16,975 16,944 16,942 16,929
Actual Diluted Shares Outstanding 17,072 17,018 16,981 16,970 16,947
(1)

Tangible book value per diluted share is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 5.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2025 2024
(Dollars in thousands, except per share data)
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
INTEREST INCOME
Loans, including Fees $ 40,478 $ 41,453 $ 41,659 $ 41,138 $ 40,683
Investment Securities 5,808 4,694 4,155 4,004 4,244
Federal Funds Sold and Interest Bearing Deposits 3,496 3,596 3,514 3,624 1,893
Total Interest Income 49,782 49,743 49,328 48,766 46,820
INTEREST EXPENSE
Deposits 7,383 7,766 8,223 8,579 7,594
Repurchase Agreements 164 199 221 217 201
Other Short-Term Borrowings 117 83 52 68 39
Subordinated Notes Payable 560 581 610 630 628
Other Long-Term Borrowings 11 11 11 3 3
Total Interest Expense 8,235 8,640 9,117 9,497 8,465
Net Interest Income 41,547 41,103 40,211 39,269 38,355
Provision for Credit Losses 768 701 1,206 1,204 920
Net Interest Income after Provision for Credit Losses 40,779 40,402 39,005 38,065 37,435
NONINTEREST INCOME
Deposit Fees 5,061 5,207 5,512 5,377 5,250
Bank Card Fees 3,514 3,697 3,624 3,766 3,620
Wealth Management Fees 5,763 5,222 4,770 4,439 4,682
Mortgage Banking Revenues 3,820 3,118 3,966 4,381 2,878
Other

1,749 1,516 1,641 1,643 1,667
Total Noninterest Income 19,907 18,760 19,513 19,606 18,097
NONINTEREST EXPENSE
Compensation 26,248 26,108 25,800 24,406 24,407
Occupancy, Net 6,793 6,893 7,098 6,997 6,994
Other

5,660 8,781 10,023 9,038 8,770
Total Noninterest Expense 38,701 41,782 42,921 40,441 40,171
OPERATING PROFIT 21,985 17,380 15,597 17,230 15,361
Income Tax Expense 5,127 4,219 2,980 3,189 3,536
Net Income 16,858 13,161 12,617 14,041 11,825
Pre-Tax (Income) Loss Attributable to Noncontrolling Interest - (71) 501 109 732
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 16,858 $ 13,090 $ 13,118 $ 14,150 $ 12,557
PER COMMON SHARE
Basic Net Income $ 0.99 $ 0.77 $ 0.77 $ 0.84 $ 0.74
Diluted Net Income 0.99 0.77 0.77 0.83 0.74
Cash Dividend

$ 0.24 $ 0.23 $ 0.23 $ 0.21 $ 0.21
AVERAGE

SHARES
Basic

17,027 16,946 16,943 16,931 16,951
Diluted

17,044 16,990 16,979 16,960 16,969

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2025 2024
(Dollars in thousands, except per share data)
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 29,251 $ 29,836 $ 29,219 $ 29,329 $ 29,941
Transfer from Other (Assets) Liabilities - - - - (50)
Provision for Credit Losses 1,083 1,085 1,879 1,129 932
Net Charge-Offs (Recoveries) 600 1,670 1,262 1,239 1,494
Balance at End of Period $ 29,734 $ 29,251 $ 29,836 $ 29,219 $ 29,329
As a % of Loans HFI 1.12% 1.10% 1.11% 1.09% 1.07%
As a % of Nonperforming Loans 692.10% 464.14% 452.64% 529.79% 431.46%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 2,155 $ 2,522 $ 3,139 $ 3,121 $ 3,191
Provision for Credit Losses

(323) (367) (617) 18 (70)
Balance at End of Period
(1)
1,832 2,155 2,522 3,139 3,121
ACL - DEBT SECURITIES
Provision for Credit Losses

$ 8 $ (17) $ (56) $ 57 $ 58
CHARGE-OFFS
Commercial, Financial and Agricultural $ 168 $ 499 $ 331 $ 400 $ 282
Real Estate - Construction - 47 - - -
Real Estate - Commercial - - 3 - -
Real Estate - Residential 8 44 - - 17
Real Estate - Home Equity - 33 23 - 76
Consumer 865 1,307 1,315 1,061 1,550
Overdrafts 570 574 611 571 638
Total Charge-Offs $ 1,611 $ 2,504 $ 2,283 $ 2,032 $ 2,563
RECOVERIES
Commercial, Financial and Agricultural $ 75 $ 103 $ 176 $ 59 $ 41
Real Estate - Construction - 3 - - -
Real Estate - Commercial 3 33 5 19 204
Real Estate - Residential 119 28 88 23 37
Real Estate - Home Equity 9 17 59 37 24
Consumer 481 352 405 313 410
Overdrafts 324 298 288 342 353
Total Recoveries $ 1,011 $ 834 $ 1,021 $ 793 $ 1,069
NET CHARGE-OFFS (RECOVERIES) $ 600 $ 1,670 $ 1,262 $ 1,239 $ 1,494
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.09% 0.25% 0.19% 0.18% 0.22%
CREDIT QUALITY
Nonaccruing Loans $ 4,296 $ 6,302 $ 6,592 $ 5,515 $ 6,798
Other Real Estate Owned 132 367 650 650 1
Total Nonperforming Assets ("NPAs") $ 4,428 $ 6,669 $ 7,242 $ 6,165 $ 6,799
Past Due Loans 30-89 Days

$ 3,735 $ 4,311 $ 9,388 $ 5,672 $ 5,392
Classified Loans 19,194 19,896 25,501 25,566 22,305
Nonperforming Loans as a % of Loans HFI 0.16% 0.24% 0.25% 0.21% 0.25%
NPAs as a % of Loans HFI and Other Real Estate 0.17% 0.25% 0.27% 0.23% 0.25%
NPAs as a % of

Total Assets
0.10% 0.15% 0.17% 0.15% 0.16%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
First Quarter 2025 Fourth Quarter 2024 Third Quarter 2024 Second Quarter 2024 First Quarter 2024
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 24,726 $ 490 8.04% $ 31,047 $ 976 7.89% $ 24,570 $ 720 7.49% $ 26,281 517 5.26% $ 27,314 $ 563 5.99%
Loans Held for Investment
(1)
2,665,910 40,029 6.09 2,677,396 40,521 6.07 2,693,533 40,985 6.09 2,726,748 40,683 6.03 2,728,629 40,196 5.95
Investment Securities
Taxable Investment Securities 981,485 5,802 2.38 914,353 4,688 2.04 907,610 4,148 1.82 918,989 3,998 1.74 952,328 4,238 1.78
Tax-Exempt Investment Securities
(1)
845 9 4.32 849 9 4.31 846 10 4.33 843 9 4.36 856 10 4.34
Total Investment Securities 982,330 5,811 2.38 915,202 4,697 2.04 908,456 4,158 1.82 919,832 4,007 1.74 953,184 4,248 1.78
Federal Funds Sold and Interest Bearing Deposits 320,948 3,496 4.42 298,255 3,596 4.80 256,855 3,514 5.44 262,419 3,624 5.56 140,488 1,893 5.42
Total Earning Assets 3,993,914 $ 49,826 5.06% 3,921,900 $ 49,790 5.05% 3,883,414 $ 49,377 5.06% 3,935,280 $ 48,831 4.99% 3,849,615 $ 46,900 4.90%
Cash and Due From Banks 73,467 73,992 70,994 74,803 75,763
Allowance for Credit Losses (30,008) (30,107) (29,905) (29,564) (30,030)
Other Assets 297,660 293,884 291,359 291,669 295,275
Total Assets $ 4,335,033 $ 4,259,669 $ 4,215,862 $ 4,272,188 $ 4,190,623
LIABILITIES:
Noninterest Bearing Deposits $ 1,317,425 $ 1,323,556 $ 1,332,305 $ 1,346,546 $ 1,344,188
NOW Accounts 1,249,955 $ 3,854 1.25% 1,182,073 $ 3,826 1.29% 1,145,544 $ 4,087 1.42% 1,207,643 $ 4,425 1.47% 1,201,032 $ 4,497 1.51%
Money Market Accounts 420,059 2,187 2.11 422,615 2,526 2.38 418,625 2,694 2.56 407,387 2,752 2.72 353,591 1,985 2.26
Savings Accounts 507,676 176 0.14 504,859 179 0.14 512,098 180 0.14 519,374 176 0.14 539,374 188 0.14
Time Deposits 170,367 1,166 2.78 167,321 1,235 2.94 163,462 1,262 3.07 160,078 1,226 3.08 138,328 924 2.69
Total Interest Bearing Deposits 2,348,057 7,383 1.28 2,276,868 7,766 1.36 2,239,729 8,223 1.46 2,294,482 8,579 1.50 2,232,325 7,594 1.37
Total Deposits 3,665,482 7,383 0.82 3,600,424 7,766 0.86 3,572,034 8,223 0.92 3,641,028 8,579 0.95 3,576,513 7,594 0.85
Repurchase Agreements 29,821 164 2.23 28,018 199 2.82 27,126 221 3.24 26,999 217 3.24 25,725 201 3.14
Other Short-Term Borrowings 7,437 117 6.39 6,510 83 5.06 2,673 52 7.63 6,592 68 4.16 3,758 39 4.16
Subordinated Notes Payable 52,887 560 4.23 52,887 581 4.30 52,887 610 4.52 52,887 630 4.71 52,887 628 4.70
Other Long-Term Borrowings 794 11 5.68 794 11 5.57 795 11 5.55 258 3 4.31 281 3 4.80
Total Interest Bearing Liabilities 2,438,996 $ 8,235 1.37% 2,365,077 $ 8,640 1.45% 2,323,210 $ 9,117 1.56% 2,381,218 $ 9,497 1.60% 2,314,976 $ 8,465 1.47%
Other Liabilities 65,211 73,130 73,767 72,634 68,295
Total Liabilities 3,821,632 3,761,763 3,729,282 3,800,398 3,727,459
Temporary Equity - 6,763 6,443 6,493 7,150
SHAREOWNERS' EQUITY: 513,401 491,143 480,137 465,297 456,014
Total Liabilities, Temporary

Equity and Shareowners' Equity
$ 4,335,033 $ 4,259,669 $ 4,215,862 $ 4,272,188 $ 4,190,623
Interest Rate Spread $ 41,591 3.69% $ 41,150 3.59% $ 40,260 3.49% $ 39,334 3.38% $ 38,435 3.43%
Interest Income and Rate Earned
(1)
49,826 5.06 49,790 5.05 49,377 5.06 48,831 4.99 46,900 4.90
Interest Expense and Rate Paid
(2)
8,235 0.84 8,640 0.88 9,117 0.93 9,497 0.97 8,465 0.88
Net Interest Margin $ 41,591 4.22% $ 41,150 4.17% $ 40,260 4.12% $ 39,334 4.02% $ 38,435 4.01%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.